                                                                    EXHIBIT 8(w)

                      AMENDMENT TO PARTICIPATION AGREEMENT

                                 AMENDMENT NO. 2

        THIS AGREEMENT made the 1st day of May 1999, and amended on June 1, 2000 and October 11, 2001 (the "Participation Agreement"), by and between GOLDMAN SACHS VARIABLE INSURANCE TRUST, an unincorporated business trust formed under the laws of Delaware (the "Trust"), GOLDMAN, SACHS & CO., a New York limited partnership (the "Distributor"), CANADA LIFE INSURANCE COMPANY OF AMERICA, a Michigan life insurance company (hereinafter referred to as the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement.

The parties hereby agree to amend the Participation Agreement as follows:

        1. Schedule 1 of the Participation Agreement is hereby amended to add the following separate accounts:

------------------------------------------------------------------------------------------------------------------------
                                   Date Established by
                                   Board of Directors of     SEC 1940 Act                 Type of Product
Name of Account and Subaccounts    the Company               Registration Number          Supported by Account
------------------------------------------------------------------------------------------------------------------------
Canada Life Insurance              7-22-88                   811-5817                     Variable Annuity
Company of America
Variable Annuity Account 1
------------------------------------------------------------------------------------------------------------------------

        2. Schedule 2 of the Participation Agreement is hereby amended to add the following classes of contracts:

------------------------------------------------------------------------------------------------------------------------
                                          SEC 1933 Act
       Policy Marketing Name          Registration Number       Contract Form Numbers            Annuity or Life
------------------------------------------------------------------------------------------------------------------------
Varifund Plus Variable Annuity             333-66564         Varifund Plus Variable Annuity    Annuity
------------------------------------------------------------------------------------------------------------------------

        3. Schedule 3 of the Participation Agreement is hereby amended to reflect the following changes in Trust Classes and Series:

-----------------------------------------------------------------------------------------------------------------------
Contracts Marketing Name                                    Trust Classes and Series

-----------------------------------------------------------------------------------------------------------------------
Varifund Plus Variable Annuity                              Growth and Income Fund
                                                            CORE(sm) U.S. Equity Fund
                                                            Capital Growth Fund
                                                            Global Income Fund
-----------------------------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Agreement thereto dated as of October 11, 2001.


                                  GOLDMAN SACHS VARIABLE INSURANCE TRUST (TRUST)

                                  By:     /s/ Howard B. Surloff
                                          ---------------------
                                  Name:       Howard B. Surloff
                                  Title:      Assistant Secretary


                                  GOLDMAN, SACHS & CO. (DISTRIBUTOR)

                                  By:     /s/ Howard B. Surloff
                                          ---------------------
                                  Name:       Howard B. Surloff
                                  Title:      Vice President


                                  CANADA LIFE INSURANCE COMPANY OF AMERICA
                                  (COMPANY)


                                  By:     /s/ Craig R. Edwards
                                          --------------------
                                  Name:       Craig R. Edwards
                                  Title:      Secretary